PRESS RELEASE
GE Announces Debt Tender Offers

GE Announces Tender Offers to Purchase up to $5,000,000,000 of its Existing Debt, including for Certain of its Outstanding U.S. Dollar-Denominated Debt Securities (Listed in Table I Below) in an Aggregate Purchase Price of up to $2,500,000,000 and for Certain of its Outstanding Euro-Denominated Debt Securities (Listed in Table II Below) in an Aggregate Purchase Price (U.S. Dollar Equivalent) of up to $2,500,000,000

●	Represents next step in stated strategy to strengthen balance sheet and achieve GE Industrial leverage target of <2.5X Net Debt / EBITDA

●	Continue to evaluate potential deleveraging actions including but not limited to pension funding and intercompany loan repayment from GE to GE Capital and its related third-party debt

●	All actions being evaluated through the lens of economic factors, risk mitigation and achieving the optimal capital structure

BOSTON – September 12, 2019 – GE (NYSE:GE) announces its offers to purchase for cash:

●

up to $2,500,000,000 (the “Dollar Security Maximum Amount”) aggregate purchase price of its U.S. Dollar-Denominated Debt Securities listed in Table I below (the “Dollar Securities” and such offer to purchase, the “Dollar Tender Offer”); and

●

up to $2,500,000,000 (as converted on the basis set forth in the Offer to Purchase) (the “Euro Security Maximum Amount”) aggregate purchase price of its Euro-Denominated Debt Securities listed in Table II below (the “Euro Securities” and such offer to purchase, the “Euro Tender Offer”).

The Dollar Securities and the Euro Securities are together referred to as the “Securities” and the Dollar Tender Offer and the Euro Tender Offer are together referred to as the “Tender Offers” and each, a “Tender Offer.” Each Tender Offer is made upon the terms and subject to the conditions set forth in the Offer to Purchase, dated September 12, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”).

Copies of the Offer to Purchase are available from the Information and Tender Agent as set out below. Capitalized terms used in this announcement but not defined have the meanings given to them in the Offer to Purchase. All documentation relating to the Offer to Purchase, together with any updates will be available via the Offer Website: https://sites.dfkingltd.com/ge.

Table I: Dollar Securities Subject To The Dollar Tender Offer
			Principal		Early
		Applicable	Amount		Participation		Bloomberg
Title of	Security	Maturity	Outstanding	Acceptance	Amount	Reference	Reference	Fixed Spread	Hypothetical Total
Security	Identifier(s)	Date	(millions)	Priority Level	(1)(2)	Security	Page/Screen	(basis points)	Consideration (3)
4.500% Notes	CUSIP:	March 11,	$2,250	1	$50	2.875% US	FIT1	190	$1,060.25
due 2044*	369604BH5	2044				Treasury due
	ISIN:					May 15, 2049
US369604BH
58

Table I: Dollar Securities Subject To The Dollar Tender Offer
			Principal		Early
		Applicable	Amount		Participation		Bloomberg
Title of	Security	Maturity	Outstanding	Acceptance	Amount	Reference	Reference	Fixed Spread	Hypothetical Total
Security	Identifier(s)	Date	(millions)	Priority Level	(1)(2)	Security	Page/Screen	(basis points)	Consideration (3)
4.125% Notes	CUSIP:	October 9,	$2,000	2	$50	2.875% US	FIT1	185	$1,010.10
due 2042	369604BF9	2042				Treasury due
	ISIN:					May 15, 2049
	US369604BF
	92
3.375% Notes	CUSIP:	March 11,	$750	3	$50	1.25% US	FIT1	95	$1,035.02
due 2024*	369604BG7	2024				Treasury due
	ISIN:					August 31,
	US369604BG					2024
	75
2.700% Notes	CUSIP:	October 9,	$3,000	4	$50	1.5% US	FIT1	75	$1,009.95
due 2022	369604BD4	2022				Treasury due
	ISIN:					September 15,
	US369604BD					2022
	45
Total			$8,000

Table II: Euro Securities Subject To The Euro Tender Offer
			Principal
			Amount		Early		Bloomberg		Hypothetical
Title of	Security	Applicable	Outstanding	Acceptance	Participation	Interpolated	Reference	Fixed Spread	Total
Security	Identifier(s)	Maturity Date	(millions)	Priority Level	Amount (1)(2)	Rate	Page/Screen	(basis points)	Consideration (3)
2.125% Notes	CUSIP:	May 17, 2037	€2,000	1	€50	May 2037	ICAE1	175	€1,024.65
due 2037**	369604BU6					Interpolated
	ISIN:					Rate
	XS161254339
	4
1.875% Notes	CUSIP:	May 28, 2027	€1,250	2	€50	May 2027	ICAE1	135	€1,059.85
due 2027**	369604BL6					Interpolated
	ISIN:					Rate
	XS123890205
	7
1.500% Notes	CUSIP:	May 17, 2029	€2,250	3	€50	May 2029	ICAE1	155	€1,009.92
due 2029**	369604BT9					Interpolated
	ISIN:					Rate
	XS161254312
	1
1.250% Notes	CUSIP:	May 26, 2023	€1,250	4	€50	May 2023	ICAE1	90	€1,030.57
due 2023**	369604BK8					Interpolated
	ISIN:					Rate
	XS123890116
	6
0.875% Notes	CUSIP:	May 17, 2025	€2,000	5	€50	May 2025	ICAE1	100	€1,016.17
due 2025**	369604BS1					Interpolated
	ISIN:					Rate
	XS161254282
	6
0.375% Notes	CUSIP:	May 17, 2022	€1,750	6	€50	May 2022	ICAE1	85	€1,000.86
due 2022**	369604BR3					Interpolated
	ISIN:					Rate
	XS161254266
	9
Total			€10,500

*	Admitted to trading on the Regulated Market of the Luxembourg Stock Exchange.

**	Listed on the New York Stock Exchange.

(1)	Per $1,000 or €1,000 principal amount.

(2)

The applicable Total Consideration payable for each series of Securities will be at a price per $1,000 or €1,000 principal amount of such series of Securities validly tendered on or prior to the applicable Early Participation Date and accepted for purchase by us, which is calculated using the applicable Fixed Spread, and includes the applicable Early Participation Amount. In addition, holders whose Securities are accepted for purchase will also receive any Accrued Interest on such Securities. Holders of Securities that are validly tendered after the applicable Early Participation Date and at or before the applicable Expiration Date and accepted for purchase will receive only the applicable Late Tender Offer Consideration, which does not include the applicable Early Participation Amount, together with any Accrued Interest on such Securities.

(3)

Per $1,000 or €1,000 principal amount of Securities using a hypothetical Reference Yield Determination Date of September 11, 2019, a hypothetical Early Payment Date of September 30, 2019 and a hypothetical Reference Yield which would have been in effect had it been measured at 10:00 a.m., New York City time, on September 11, 2019. This hypothetical total consideration is for reference purposes only. The Total Consideration will differ from the hypothetical total consideration when calculated as of the Reference Yield Determination Date or the applicable Payment Date due to changes in the Reference Yield.

Purpose of the Tender Offers

The purpose of the Tender Offers is to purchase certain outstanding debt issued by GE and to reduce our leverage consistent with our previously announced plans. Securities that are accepted in the Tender Offers will be purchased, retired and cancelled by GE and will no longer remain outstanding obligations of GE.

Details of the Tender Offers

Each of the Tender Offers will expire at 11:59 p.m., New York City time, on October 9, 2019, unless extended by GE in respect of one or both of the Tender Offers or if one or both of the Tender Offers is earlier terminated by GE in its sole and absolute discretion (such date and time, as the same may be extended with respect to one or both Tender Offers, the “Expiration Date”). Securities tendered may be withdrawn at any time prior to 5:00 p.m., New York City time, on September 25, 2019, unless extended by GE in respect of one or both of the Tender Offers in its sole and absolute discretion (such date and time, as the same may be extended with respect to one or both Tender Offers, the applicable “Withdrawal Date”), but not thereafter.

Securities validly tendered and not validly withdrawn pursuant to each Tender Offer and accepted for purchase will be accepted in accordance with the applicable acceptance priority levels set forth in Table I or Table II above, as applicable (the “Acceptance Priority Levels”), and may be subject to proration, all as more fully described herein and in the Offer to Purchase.

The overall maximum aggregate purchase price to be paid between the Dollar Tender Offer and the Euro Tender Offer is $5,000,000,000 (the “Total Maximum Amount”) and will not be increased.

Holders (the “Holders”) of the Securities that are validly tendered at or before 5:00 p.m., New York City time, on September 25, 2019, unless extended by GE in respect of one or both of the Tender Offers (such date and time, as the same may be extended with respect to one or both of the Tender Offers, the applicable “Early Participation Date”), and not subsequently validly withdrawn, and accepted for purchase will receive the applicable Total Consideration (as defined below) for their Securities, which includes the applicable early participation amount for the applicable series of Securities set forth in Table I or Table II above, as applicable (the applicable “Early Participation Amount”), together with any Accrued Interest (as defined below). Holders validly tendering their Securities after the applicable Early Participation Date but before the applicable Expiration Date will only be eligible to receive the applicable “Late Tender Offer Consideration” which is equal to the applicable Total Consideration minus the applicable Early Participation Amount, together with any Accrued Interest.

Each Tender Offer is subject to certain conditions. Subject to GE’s right to terminate one or both of the Tender Offers, and subject to the Total Maximum Amount, the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable, the Acceptance Priority Levels of each series of Securities and proration (if applicable), GE will purchase (i) the Securities that have been validly tendered (and not subsequently validly withdrawn) at or before the applicable Early Participation Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Early Participation Date (the date of such purchase, which is expected to be the third business day following the applicable Early Participation Date, the applicable “Early Payment Date”) and (ii) the Securities that have been validly tendered after the applicable Early Participation Date but at or before the applicable Expiration Date, subject to all conditions to the applicable Tender Offer having been satisfied or waived by GE, promptly following the applicable Expiration Date (the date of such purchase, which is expected to be the third business day following the applicable Expiration Date, the applicable “Final Payment Date”, and together with the applicable Early Payment Date, each a “Payment Date”).

With respect to each Tender Offer, the Securities accepted for purchase will be accepted in accordance with their Acceptance Priority Levels (with 1 being the highest Acceptance Priority Level and 4 being the lowest Acceptance Priority Level for the Dollar Tender Offer and with 1 being the highest Acceptance Priority Level and 6 being the lowest Acceptance Priority Level for the Euro Tender Offer), subject to the limitations that (i) the aggregate purchase price paid pursuant to the Dollar Tender Offer will not exceed the Dollar Security Maximum Amount, (ii) the aggregate purchase price paid pursuant to the Euro Tender Offer will not exceed the Euro Security Maximum Amount, and (iii) the overall aggregate purchase price to be paid in the Tender Offers will not exceed the Total Maximum Amount.

With respect to each Tender Offer, Securities validly tendered and not validly withdrawn on or before the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any tendered Securities having a lower Acceptance Priority Level are accepted in such Tender Offer, and all Securities validly tendered after the applicable Early Participation Date having a higher Acceptance Priority Level will be accepted before any Securities tendered after the applicable Early Participation Date having a lower Acceptance Priority Level are accepted in such Tender Offer, in each case subject to the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable. Securities validly tendered and not validly withdrawn on or before the applicable Early Participation Date will be accepted for purchase in priority to other Securities tendered after the applicable Early Participation Date, even if such Securities tendered after the applicable Early Participation Date have a higher Acceptance Priority Level than Securities tendered on or before the applicable Early Participation Date, in each case subject to the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable.

Subject to any increase or decrease to the Dollar Security Maximum Amount or the Euro Security Maximum Amount, if purchasing all of the Securities of a series tendered prior to or at the applicable Early Participation Date would cause the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable, to be exceeded, the amount of that series of Securities purchased on such Early Payment Date will be prorated based on the aggregate principal amount of that series of Securities tendered such that the Dollar Security Maximum Amount and the Euro Security Maximum Amount, will not be exceeded. Furthermore, if the amount of Securities validly tendered and not validly withdrawn prior to or at the applicable Early Participation Date exceeds the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable, Holders who validly tender Securities in such Tender Offer after the applicable Early Participation Date will not have any of their Securities accepted for purchase regardless of the Acceptance Priority Level of such Securities unless GE increases the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable.

GE reserves the right, but is not obligated, to (i) increase the Dollar Security Maximum Amount or the Euro Security Maximum Amount, or (ii) decrease the Dollar Security Maximum Amount or the Euro Security Maximum Amount, in our sole and absolute discretion and in accordance with applicable law, provided in each case that the overall aggregate purchase price to be paid in the Tender Offers shall not exceed the Total Maximum Amount. Any such decrease will be made on the basis of Securities validly tendered through the Early Participation Date, and announced no later than 5:00 p.m. New York City Time on the business day immediately following the Early Participation Date. Any such increase or decrease may be made without extending the Withdrawal Date or otherwise reinstating withdrawal rights, except as required by applicable law. In any case, GE will not increase the Total Maximum Amount.

With respect to each Tender Offer, if, on the applicable Early Payment Date and the applicable Final Payment Date, there are sufficient remaining funds to purchase some, but not all, of the remaining tendered Securities in any Acceptance Priority Level without exceeding the Dollar Security Maximum Amount or the Euro Security Maximum Amount, as applicable, GE will accept for payment such tendered Securities on a prorated basis, with the proration factor for such Acceptance Priority Level depending on the aggregate principal amount (converted into U.S. Dollars where applicable as described in the Offer to Purchase) of Securities of such Acceptance Priority Level validly tendered.

The “Total Consideration” payable for each series of Securities will be a price per $1,000 or €1,000 principal amount of such series of Securities equal to an amount, calculated in accordance with Schedule A-1 or A-2 to the Offer to Purchase, as applicable, that would reflect, as of the applicable Early Payment Date, a yield to the maturity date of such series of Securities equal to the sum of (i) the Reference Yield (as defined below) for such series, determined at 10:00 a.m. (New York City time), on the business day following the applicable Early Participation Date (the “Reference Yield Determination Date”) plus (ii) the fixed spread applicable to such series, as set forth in Table I or Table II above, as applicable (the “Fixed Spread”), in each case minus accrued and unpaid interest on the Securities from, and including, the most recent interest payment date prior to the applicable Payment Date up to, but not including, the applicable Payment Date (“Accrued Interest”). The “Reference Yield” means (i) with respect to Dollar Securities, the yield of the applicable reference security listed in Table I above (the “Reference Security”) for such series and (ii) with respect to Euro Securities, the Interpolated Rate for such series (calculated as described in the Offer to Purchase).

For further details on the procedures for tendering the Securities, please refer to the Offer to Purchase, including the procedures set out under the heading “The Tender Offers—Procedures for Tendering Securities” of the Offer to Purchase.

Indicative Timetable for the Tender Offers

Events	Times and Dates
Commencement	September 12, 2019

Early Participation Date	5:00 p.m., New York City time, on September 25, 2019, unless extended by GE in respect of the applicable Tender Offer in its sole and absolute discretion.

Withdrawal Date	5:00 p.m., New York City time, on September 25, 2019, unless extended by GE in respect of the applicable Tender Offer in its sole and absolute discretion.

Reference Yield Determination Date	10:00 a.m., New York City time, on September 26, 2019, unless extended by GE in respect of the applicable Tender Offer in its sole and absolute discretion.

Early Payment Date	The applicable Early Payment Date will be promptly following the applicable Early Participation Date and is expected to be on or about September 30, 2019.

Events	Times and Dates
Expiration Date	11:59 p.m., New York City time, on October 9, 2019, unless extended by GE in respect of the applicable Tender Offer or the applicable Tender Offer is earlier terminated by GE, in each case, in its sole and absolute discretion.

Final Payment Date	The applicable Final Payment Date will be promptly following the applicable Expiration Date and is expected to be on or about October 15, 2019.

GE reserves the right, in its sole discretion, not to accept any Tender Instructions, not to purchase any Securities or to extend, re-open, withdraw or terminate one or both of the Tender Offers and to amend or waive any of the terms and conditions of one or both of the Tender Offers in any manner, subject to applicable laws and regulations.

Holders are advised to check with any bank, securities broker or other intermediary through which they hold the Securities when such intermediary would require to receive instructions from a Holder in order for that the Holder to be able to participate in a Tender Offer before the deadlines specified above. The deadlines set by any such intermediary and each Clearing System for the submission of Tender Instructions will be earlier than the relevant deadlines specified above.

Unless stated otherwise, announcements in connection with the Tender Offers will be made available on GE’s website at www.genewsroom.com. Such announcements may also be made by (i) the issue of a press release and (ii) the delivery of notices to the Clearing Systems for communication to Direct Participants. Copies of all such announcements, press releases and notices can also be obtained from the Information and Tender Agent, the contact details for whom are set out below. Significant delays may be experienced where notices are delivered to the Clearing Systems and Holders are urged to contact the Information and Tender Agent for the relevant announcements relating to the Tender Offers. In addition all documentation relating to the Offer to Purchase, together with any updates, will be available via the Offer Website: https://sites.dfkingltd.com/ge.

Holders are advised to read carefully the Offer to Purchase for full details of and information on the procedures for participating in a Tender Offer.

J.P. Morgan Securities LLC, J.P. Morgan Securities plc, BofA Merrill Lynch, Merrill Lynch International and Goldman Sachs & Co. LLC (collectively, the “Dealer Managers”) are acting as dealer managers in connection with the Tender Offers. D.F. King is acting as information and tender agent (the “Information and Tender Agent”) in connection with the Tender Offers.

Questions and requests for assistance or for additional copies of this Offer to Purchase may be directed to any of the Dealer Managers or to the Information and Tender Agent.

J.P. Morgan Securities LLC	BofA Merrill Lynch	Goldman Sachs & Co. LLC
Liability Management Group	Liability Management Group	Liability Management Group
383 Madison Avenue, 6th Floor	214 North Tryon Street, 14th Floor	200 West Street
New York, NY 10179	Charlotte, North Carolina 28255	New York, New York 10282
United States of America	Collect: (646) 855-0173	In the U.S.
Toll Free: +1 (866) 834-4666	Toll-Free: (888) 292-0070	Collect: (212) 902-6351
Collect: +1 (212) 834-3424		Toll-Free: (800) 828-3182
In Europe
Tel.: +44 20 7552 6157

J.P. Morgan Securities plc	Merrill Lynch International
Liability Management Group	2 King Edward Street
25 Bank Street	London EC1A 1HQ
Canary Wharf	United Kingdom
London E14 5JP	Tel.: +44 20 7996 5420
United Kingdom	Attention: Liability Management Group
Collect: +44 (0) 207 779 2468	Email: DG.LM_EMEA@baml.com

Questions and requests for assistance in connection with the delivery of Tender Instructions may be directed to the Information and Tender Agent.

Information and Tender Agent

D.F. King

Email: ge@dfkingltd.com

Offer Website: https://sites.dfkingltd.com/ge

In London	In New York
65 Gresham Street	48 Wall Street, 22nd Floor
London EC2V 7NQ	New York, New York 10005
United Kingdom	United States of America
Tel: +44 20 7920 9700	Attention: Andrew Beck

Banks and Brokers call: +1 (212) 269-5550
All others call (toll free): +1 (800) 820-2415

DISCLAIMER This announcement must be read in conjunction with the Offer to Purchase. This announcement and the Offer to Purchase contain important information which should be read carefully before any decision is made with respect to the Tender Offers. If you are in any doubt as to the contents of this announcement or the Offer to Purchase or the action you should take, you are recommended to seek your own financial and legal advice, including as to any tax consequences, immediately from your broker, bank manager, solicitor, accountant or other independent financial or legal adviser. Any individual or company whose Securities are held on its behalf by a broker, dealer, bank, custodian, trust company or other nominee or intermediary must contact such entity if it wishes to participate in a Tender Offer. None of the Dealer Managers, the Information and Tender Agent or GE makes any recommendation as to whether Holders should tender their Securities for purchase pursuant to the Tender Offers.

None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for the accuracy or completeness of the information concerning GE, the Securities or the Tender Offers contained in this announcement or in the Offer to Purchase. None of the Dealer Managers, the Information and Tender Agent or any of their respective directors, officers, employees, agents or affiliates is acting for any Holder, or will be responsible to any Holder for providing any protections which would be afforded to its clients or for providing advice in relation to the Tender Offers, and accordingly none of the Dealer Managers, the Information and Tender Agent and any of their respective directors, officers, employees, agents or affiliates assumes any responsibility for any failure by GE to disclose information with regard to GE or Securities which is material in the context of the Tender Offers and which is not otherwise publicly available.

General

Neither this announcement, the Offer to Purchase nor the electronic transmission thereof constitutes an offer to buy or the solicitation of an offer to sell Securities (and tenders of Securities for purchase pursuant to a Tender Offer will not be accepted from Holders) in any circumstances in which such offer or solicitation is unlawful. GE is not aware of any jurisdiction where the making of the Tender Offers is not in compliance with the laws of such jurisdiction. If GE becomes aware of any jurisdiction where the making of a Tender Offer would not be in compliance with such laws, GE will make a good faith effort to comply with any such laws or may seek to have such laws declared inapplicable to such Tender Offer. If, after such good faith effort, GE cannot comply with any such applicable laws, such Tender Offer will not be made to the holders of Securities residing in each such jurisdiction.

In any jurisdictions where the securities, blue sky or other laws require the Tender Offers to be made by a licensed broker or dealer and a Dealer Manager or, where the context so requires, any affiliate is such a licensed broker or dealer in any such jurisdiction, the Tender Offers shall be deemed to be made on behalf of GE by such Dealer Manager or such affiliate (as the case may be) in such jurisdiction.

Each Holder participating in a Tender Offer will be deemed to give certain representations in respect of the jurisdictions referred to above and generally as set out in the Offer to Purchase under the heading “The Tender Offers—Procedures for Tendering Securities.” If you are unable to make these representations will not be accepted, your tender of Securities for purchase may be rejected. Each of GE, the Dealer Managers and the Information and Tender Agent reserves the right, in their absolute discretion, to investigate, in relation to any tender of Securities for purchase pursuant to a Tender Offer, whether any such representation given by a Holder is correct and, if such investigation is undertaken and as a result GE determines (for any reason) that such representation is not correct, such tender or submission may be rejected.

Forward-Looking Statements

This press release contains a number of forward-looking statements. Words, and variations of words, such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “estimate,” “forecast,” “target,” “preliminary,” or “range,” and similar expressions are intended to identify these forward-looking statements, including but not limited to statements about: the expected timing, size or other terms of each Tender Offer; our ability to complete each Tender Offer; our expected financial performance, including cash flows, revenues, organic growth, margins, earnings and earnings per share; macroeconomic and market conditions; planned and potential business or asset dispositions; our de-leveraging plans, including leverage ratios and targets, the timing and nature of specific actions to reduce indebtedness and our credit ratings and outlooks; GE Capital Global Holdings, LLC (“GE Capital”) and our funding and liquidity; our businesses’ cost structures and plans to reduce costs; restructuring, goodwill impairment or other financial charges; or tax rates.

For us, particular uncertainties that could cause our actual results to be materially different than those expressed in our forward-looking statements include, but are not limited to: our success in executing and completing, including obtaining regulatory approvals and satisfying other closing conditions for, announced GE industrial and GE Capital business or asset dispositions or other transactions, including the planned sale of our BioPharma business within our Healthcare segment and plans to exit our equity ownership positions in Baker Hughes, a GE company (“BHGE”) and Wabtec Corporation (“Wabtec”), the timing of closing for those transactions and the expected proceeds and benefits to us; our de-leveraging and capital allocation plans, including with respect to actions to reduce our indebtedness, the timing and amount of GE dividends, organic investments, and other priorities; further downgrades of our current short and long-term credit ratings or ratings outlooks, or changes in rating application or methodology, and the related impact on our liquidity, funding profile, costs and competitive position; our liquidity and the amount and timing of our GE industrial cash flows and earnings, which may be impacted by customer, competitive, contractual and other dynamics and conditions; GE Capital’s capital and liquidity needs, including in connection with GE Capital’s run-off insurance operations, the amount and timing of required capital contributions and related strategic actions that we may pursue; the impact of conditions in the financial and credit markets on GE Capital’s ability to sell financial assets; the availability and cost of funding; and GE Capital’s exposure to particular counterparties and markets; the results of our annual GAAP premium deficiency testing for GE Capital’s run-off insurance operations, which we expect to be completed in the third quarter of 2019; changes in macroeconomic conditions, particularly interest rates, as well as the value of stocks and other financial assets (including our equity ownership positions in BHGE and Wabtec), oil and other commodity prices and exchange rates; market developments or customer actions that may affect levels of demand and the financial performance of the major industries and customers we serve, such as secular and cyclical pressures in our Power business, pricing and other pressures in the renewable energy market, conditions in China and other key markets, early aircraft retirements, and other shifts in the competitive landscape for our products and services; operational execution by our businesses, including our ability to improve the operations and execution of our Power business, execution by our Renewable Energy business, and the continued strength of our Aviation business; changes in law, regulation or policy that may affect our businesses, such as trade policy and tariffs, regulation related to climate change and the effects of U.S. tax reform and other tax law changes; our decisions about investments in new products, services and platforms, and our ability to launch new products in a cost-effective manner; our ability to increase margins through implementation of operational changes, restructuring and other cost reduction measures; the impact of regulation and regulatory, investigative and legal proceedings and legal compliance risks, including the impact of Alstom, SEC and other investigative and legal proceedings; the impact of actual or potential failures or our products or our customers’ products, such as the fleet grounding of the Boeing 737 MAX, and related reputational effects; the impact of potential information technology, cybersecurity or data security breaches; the other factors that are described in “Forward-Looking Statements” in BHGE’s most recent earnings release or SEC filings; and the other factors that are described in “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, as such descriptions may be updated or amended in our Quarterly Reports on Form 10-Q. There may be other factors not presently known to us or which we currently consider to be immaterial that could cause our actual results to differ materially from those projected in any forward-looking statements we make. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this press release except as required by applicable law or regulation.

About GE

GE (NYSE:GE) drives the world forward by tackling its biggest challenges. By combining world-class engineering with software and analytics, GE helps the world work more efficiently, reliably, and safely. For more than 125 years, GE has invented the future of industry, and today it leads new paradigms in additive manufacturing, materials science, and data analytics. GE people are global, diverse and dedicated, operating with the highest integrity and passion to fulfill GE’s mission and deliver for our customers. www.ge.com.

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